ELEVENTH AMENDMENT TO LOAN AGREEMENT AND DOCUMENTS


         THIS ELEVENTH AMENDMENT TO LOAN AGREEMENT AND DOCUMENTS, dated as of May 21, 1999 (this "Amendment"), is entered into by and between BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Borrower"), and LaSALLE NATIONAL BANK, a national banking association (the "Bank").

                                   WITNESSETH

         WHEREAS, Borrower has previously executed and delivered to the Bank a certain Note dated April 27, 1998 in the original principal amount of up to Fifteen Million Dollars ($15,000,000.00) (the "Original Note") evidencing a certain loan (the "Loan") set forth more fully in and governed by a certain Loan Agreement of that same date to which the Bank is also a party (the "Original Loan Agreement"); and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Amended and Restated Note dated July 16, 1998 increasing the principal amount of the Loan by $10,000,000.00, on an interim basis only, from $15,000,000.00 to $25,000,000.00 (the "Amended and Restated Note") and a certain First Amendment to Loan Agreement and Documents of that same date to which the Bank is also a party (the "First Amendment") that
(a) increased the principal amount of the Loan on an interim basis as aforesaid and (b) permitted a portion of the Loan to be reserved for the issuance of standby Letters of Credit by the Bank to and for the benefit of municipalities and other governmental units in connection with projects developed by Borrower from time to time as set forth more fully therein; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Second Amendment to Loan Agreement and Documents dated October 14, 1998 to which the Bank is also a party (the "Second Amendment") wherein (a) the Bank consented to the Borrower's proposed issuance of a convertible subordinated and unsecured note to OZ Master Fund, Ltd. in the principal amount of Ten Million Dollars ($10,000,000.00), (b) the Bank permitted the Borrower to guarantee financing from other financial institutions to certain Subsidiaries of Borrower in connection with certain development projects located in New York, New York (Battery Park City), Glen Ellyn, Illinois and Raleigh, North Carolina, which projects were to be originally financed by Nomura Asset Capital Corporation, (c) the Event of Default set forth in Section 7.01(O) of the Loan Agreement was modified and restructured, and (d) the Interim Maturity Date was extended to November 3, 1998; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Third Amendment to Loan Agreement and Documents dated October 20, 1998 to which the Bank is also a party (the "Third Amendment") wherein (a) the Maximum Revolving Loan Commitment was frozen at $24,953,750.00, (b) the Interim Maturity Date was extended to November 3, 1998, (c) it was agreed that, on the Interim Maturity Date (x) the outstanding principal balance of the Loan was to be reduced to $10,000,000.00, and (y) the principal amount of the Loan and Maximum Revolving Loan Commitment were to be decreased from $25,000,000.00 to an amount not to exceed $10,000,000.00, (d) the Interim Interest Rate and the Revised Default Rate were adjusted, and (e) certain additional changes to the Maximum Revolving Loan Commitment were mandated based upon the Stock Price of the Company from time to time, all of the foregoing as set forth more fully in and subject to the terms and conditions of the Third Amendment; and



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         WHEREAS,  the Loan was subsequently  modified and amended by Borrower's execution and delivery to the Bank of a certain Fourth Amendment to Loan Agreement and Documents dated November 3, 1998 to which the Bank is also a party (the "Fourth Amendment") wherein (a) the Interim Maturity Date was extended to a date certain which was the first to occur of (x) the earlier of November 30, 1998, or (y) the date on which Borrower closed on the Offering (as defined in the Fourth Amendment), and (b) it was agreed that, on the Interim Maturity Date
(x) the outstanding principal balance of the Loan was to be reduced to zero ($0.00) provided that the Offering had closed, (y) the outstanding principal balance of the Loan was to be reduced to $10,000,000.00 regardless of whether the Offering had closed, and (z) the principal amount of the Loan and Maximum Revolving Loan Commitment were to be decreased from $25,000,000.00 to an amount not to exceed $10,000,000.00 regardless of whether the Offering had closed, all of the foregoing as set forth more fully in and subject to the terms and conditions of the Fourth Amendment; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Third Amended and Restated Note dated December 21, 1998 (the "Third Amended and Restated Note") and a certain Fifth Amendment to Loan Agreement and Documents of that same date to which the Bank is also a party (the "Fifth Amendment") wherein the principal amount of the Loan and the Maximum Revolving Loan Commitment was increased from $10,000,000.00 to $15,000,000.00, as set forth more fully in and subject to the terms and conditions of the Fifth Amendment; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Fourth Amended and Restated Note dated January 15, 1999 (the "Fourth Amended and Restated Note") and a certain Sixth Amendment to Loan Agreement and Documents of that same date to which the Bank is also a party (the "Sixth Amendment") wherein the principal amount of the Loan and the Maximum Revolving Loan Commitment was increased from $15,000,000.00 to $25,000,000.00, as set forth more fully in and subject to the terms and conditions of the Sixth Amendment; and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Seventh Amendment to Loan Agreement and Documents dated January 25, 1999 (the "Seventh Amendment") wherein the Bank consented to the Borrower's execution of FBR Loan Documents (as defined in the Seventh Amendment) to enable the Borrower to obtain the FBR Loan (as defined in the Seventh Amendment); and

         WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Eighth Amendment to Loan Agreement and Documents dated March 24, 1999 (the "Eighth Amendment") wherein the Bank consented to the Borrower's request to (a) extend the latest date on which the Bank may issue a Letter of Credit to and for the benefit of municipalities and other governmental or quasi-governmental units or to and for the benefit of Battery Park City Authority in connection with projects developed by Borrower from April 1, 1999 to December 31, 1999, (b) extend the expiry date of any existing Letters of Credit from April 1, 1999 to a date not later than December 31, 1999, and (c) permit the expiry date of any Letters of Credit issued subsequent to the date thereof to be a date not later than December 31, 1999, all as set forth more fully in the Eighth Amendment; and

     WHEREAS, the Loan was subsequently modified and amended by Borrower's execution and delivery to the Bank of a certain Ninth Amendment to Loan Agreement and Documents dated April 14, 1999 (the "Ninth Amendment") wherein the Bank consented to the Borrower's request to increase the Loan and the Maximum Revolving Loan Commitment from Twenty Five Million Dollars ($25,000,000.00) to Twenty Nine Million Dollars ($29,000,000.00), as further evidenced by Borrower's execution and delivery to the Bank of a certain Fifth Amended and Restated Note dated April 14, 1999 (the "Fifth Amended and Restated Note"); and


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         WHEREAS,  the Loan was subsequently  modified and amended by Borrower's execution and delivery to the Bank of a certain Tenth Amendment to Loan Agreement and Documents dated April 26, 1999 (the "Tenth Amendment") wherein the Bank consented to the Borrower's request to extend the Maturity Date from April 26, 1999 to May 21, 1999, all as set forth more fully in the Tenth Amendment (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and this Amendment is herein referred to as the "Loan Agreement"); and

         WHEREAS, subject to the terms and conditions of this Amendment, Borrower has requested the Bank to extend the Maturity Date from May 21, 1999 to July 30, 1999, which the Bank is willing to do subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Incorporation of Recitals. The above and foregoing recitals are incorporated into and made a part of this Amendment. All capitalized terms used herein, if not otherwise specifically defined, shall have the meanings and definitions prescribed in the Loan Agreement and the Documents referred to therein.

         2. Maturity Date. The term "Maturity Date" is hereby amended and restated to mean July 30, 1999. On the Maturity Date, the outstanding principal balance of the Loan together with any accrued but unpaid interest thereon and any other costs or amounts owed to the Bank hereunder, excluding the aggregate amount of any LC Reserves outstanding on the Maturity Date which shall be due and payable on the LC Maturity Date pursuant to the Loan Agreement, shall be due and paid in full.

         3. Interim Maturity Date Stricken. Effective as the of the date of this Amendment, the Interim Maturity Date is hereby stricken from the Loan Agreement.

         4. FBR Loan Repaid. Borrower represents and warrants to the Bank that on May 14, 1999 the FBR Loan was paid in full and Borrower covenants not to borrow any amounts from FBR without the consent of the Bank.

         5. Designated Senior Debt. Borrower acknowledges and represents and warrants to the Bank that (a) the Loan and any disbursements of the Loan, including any amounts of the Loan constituting the LC Reserve, and Borrower's obligation to repay the amounts of principal and interest due on the Loan (i) are expressly superior to the Securities (as defined and described in that certain Indenture dated as of May 14, 1999 between Borrower and State Street Bank and Trust Company, as Trustee) [the "Indenture"] and to Borrower's obligation to repay the amounts of principal and interest on the Securities (as defined and described in the Indenture), and (ii) constitute Designated Senior Debt for purposes of and as defined in the Indenture, and (b) the Bank shall have and be entitled to all rights and benefits of the holder of Designated Senior Debt under and pursuant to the Indenture.

         6. Indenture. Borrower further agrees and covenants to the following in connection with the Indenture:

                  (a) any Event of Default under the Indenture or any default under the Transaction Documents (as defined in the Supplemental Indenture dated as of May 14, 1999 between Borrower and State Street Bank and Trust Company, as Trustee) shall automatically and simultaneously constitute an Event of Default under the Loan Agreement and Loan Documents;


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                  (b) Borrower shall not amend or be a party to any amendment of any of the Transaction Documents without the prior written consent of the Bank;

                  (c) Borrower shall not directly or indirectly redeem or cause the redemption of the Securities, in whole or in part, without the prior written consent of the Bank;

                  (d) Borrower shall notify the Bank of any Payment Blockage Notice (as defined in Section 1303 of the Indenture) that Borrower has received or of which it is aware, within one (1) day after receipt of the same by Borrower or within one (1) day after Borrower becomes aware of the same; and

                  (e) Borrower shall not make any payment of principal, interest or premium (whether by redemption, purchase, retirement, defeasance or otherwise) to the Trustee or any Holder (as defined in the Indenture) with respect to the Securities upon the occurrence and during the pendency of an Event of Default under the Loan Agreement or Loan Documents, except for certain payments under the circumstances and to the extent expressly permitted under the Indenture.

         7. Payment of Fees. Borrower shall pay the reasonable legal fees of Bank counsel in connection with the preparation of this Amendment and matters related thereto.

         8. Reaffirmation. To the extent any term(s) or condition(s) in the Loan Agreement or any of the Documents shall contradict or be in conflict with the amended terms of the Loan as set forth herein, such terms and conditions are hereby deemed modified and amended accordingly, upon the effective date hereof, to reflect the terms of the Loan as so amended herein. All terms of the Loan Agreement and the Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Bank. As of the date of this Amendment, Borrower herein restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Documents as amended herein. There are no other changes to the Documents, including without limitation the Loan Agreement, except for the changes specifically set forth herein. Notwithstanding the foregoing, Borrower acknowledges and agrees that in addition to amending certain terms and conditions of the Loan, this Amendment restates certain terms and conditions previously set forth in the Loan Agreement. Any terms or conditions set forth in the Loan Agreement that are not specifically amended or modified by this Amendment, even if not specifically restated herein, shall remain binding on the parties hereto.

         9. No Waiver. No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder or under any other Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any other Document. The remedies herein provided and under any other Document are cumulative and not exclusive of any remedies provided by law.

         10. Certification. To further induce the Bank to enter into this Amendment, Borrower represents and warrants to the Bank as follows: (a) Borrower is empowered to perform all acts and things undertaken and done pursuant to this Amendment and has taken all corporate or other action necessary to authorize the execution, delivery and performance of the of this Amendment; (b) the officers of Borrower executing this Amendment have been duly elected or appointed and have been fully authorized to execute the same at the time executed; (c) this Amendment, when executed and delivered, will be the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its respective terms; and (d) Borrower is delivering to the Bank contemporaneously herewith, a certificate of Borrower's Secretary certifying as to the resolutions of the Executive Committee of Borrower's Board of Directors or the resolutions of Borrower's Board of Directors approving this Amendment and the incumbency and signatures of the officers of Borrower signing this Amendment.


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


         11. Absence Of Claim. To further induce the Bank to enter into this Amendment, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against the Bank with respect to the Obligations to the Bank.

         12. Illinois Law To Govern. This Amendment and each transaction contemplated hereunder shall be deemed to be made under and shall be construed and interpreted in accordance with the laws of the State of Illinois.

         13. Binding Effect. The terms, provisions and conditions of this Amendment shall be binding upon and inure to the benefit of each respective party and their respective legal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWER:

                                   BROOKDALE LIVING COMMUNITIES, INC.



                                   By:  /s/ R. Stanley Young
                                        ---------------------------------------
                                   Print Name:    R. Stanley Young
                                   Title:    Senior Vice President Finance
                                             and Treasurer

ATTEST:

By:  /s/ Sheryl A. Wolf
     --------------------
Print Name:    Sheryl A. Wolf
Title:         Vice President & Controller


                                   BANK:

                                   LaSALLE NATIONAL BANK

                                   By:    /s/ David E. Heise
                                        ---------------------------------------
                                   Print Name:   David E. Heise
                                   Title:  Commercial Banking Officer



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